UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, Ga. 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 Entry into a Material Definitive Agreement

See Item 2.01 below.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

WinSonic Digital Media Group, Ltd. (the “Company”) completed the acquisition of Tytess Design and Development, Inc., a Georgia Corporation (“Tytess”), pursuant to an Acquisition and Share Exchange Agreement (the “Acquisition Agreement”) executed on November 2, 2006 by and among the Company, Tytess and Cedric T. Drayton, the sole shareholder of Tytess. A copy of the Acquisition Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by this reference.

Tytess provides architectural, engineering, construction and construction management services. Tytess provides to its customers site analysis, pre-design, schematic design, bidding and negotiation and construction management services. It has developed a consortium of architects, engineers, realtors, mortgage brokers and other contractors who provide solutions for the design and construction of commercial buildings, institutional facilities and residential communities.

Pursuant to the Acquisition Agreement, the Company acquired 100% of the equity interests in Tytess for a total consideration of 1,146,593 shares of the Company’s common stock (the “Securities”), valued at $458,637. The value of the transaction is based on Tytess’ net income of $141,137.25 for the year 2005 and the net income to be derived from its current contracts of $904,900 for the fourth quarter of 2006 (net income - $90,490) and $2,270,100 for the year 2007 (net income - $227,010). The Company and Tytess made customary representations, warranties, and covenants in the Acquisition Agreement for a transaction of this nature.

The foregoing description of the acquisition of Tytess and the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement.

ITEM 3.02 Unregistered Sales of Equity Securities

See Item 2.01 above. The Securities were issued in reliance upon Section 4(2) of the Securities Act as a transaction not involving a public offering.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

To be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

To be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

2.1   Acquisition and Share Exchange Agreement by and among WinSonic Digital Media Group, Ltd., Tytess Design and Development, Inc., and Cedric T. Drayton executed on November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006

WINSONIC DIGITAL MEDIA GROUP, LTD.
By:	/s/ Winston Johnson
Winston Johnson Chairman/CEO/Director